UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2012

Gen-Probe Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49834	33-0044608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10210 Genetic Center Drive San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 410-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following disclosure is provided pursuant to subsection (e) of Item 5.02 of Form 8-K.

On February 8, 2012, the Board of Directors (the “Board”) of Gen-Probe Incorporated (the “Company”), acting on the recommendation of the Compensation Committee, approved and adopted a new form of Employee Stock Option Agreement and a new form of Stock Option Grant Notice (together, the “2012 Employee Stock Option Agreement and Grant Notice”) for use under The 2003 Incentive Award Plan of Gen-Probe Incorporated (the “2003 Plan”) which, among other things, provides for (i) a so-called “double trigger” acceleration in connection with a Change in Control (as defined in the 2003 Plan) of the Company and (ii) the automatic exercise of the stock option upon expiration of the stock option if the Fair Market Value (as defined in the 2003 Plan) of the shares subject to the stock option exceeds the exercise price of the shares subject to the stock option by more than one percent (1%).

Prior to the adoption of the 2012 Employee Stock Option Agreement and Grant Notice, the Company’s form of employee stock option award agreement included a so-called “single-trigger” acceleration clause, which provided that such stock option would accelerate and become immediately exercisable as to all shares subject to such stock option as a result of the occurrence of a Change in Control. The primary difference between a “single-trigger” change in control clause and a “double-trigger” change in control clause is that a stock option subject to a “double-trigger” change in control clause requires that an employee be terminated in connection with the Change in Control in order for all of the shares subject to the stock option to accelerate and become immediately exercisable. The Company intends to use the new 2012 Employee Stock Option Agreement and Grant Notice form on a prospective basis for stock options granted to employees under the 2003 Plan on or after February 8, 2012.

The Board also approved and adopted the Sixth Amendment to The 2003 Incentive Award Plan of Gen-Probe Incorporated (the “2003 Plan Amendment”) to enable the modifications to the 2012 Employee Stock Option Agreement and Grant Notice described above.

The foregoing description of the 2012 Employee Stock Option Agreement and Grant Notice is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2012 Employee Stock Option Agreement and Grant Notice, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the 2003 Plan Amendment is qualified in its entirety by reference to the terms of the 2003 Plan Amendment, which will be filed by the Company as an exhibit to its Quarterly Report on Form 10-Q for the period ending March 31, 2012.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Employee Stock Option Agreement and Stock Option Grant Notice for use under The 2003 Incentive Award Plan of Gen-Probe Incorporated (adopted effective as of February 8, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2012	GEN-PROBE INCORPORATED

	By:	/s/ R. William Bowen
R. William Bowen
Senior Vice President, General Counsel and Secretary

EXHIBITS

Exhibit Number	Description

10.1	Form of Employee Stock Option Agreement and Stock Option Grant Notice for use under The 2003 Incentive Award Plan of Gen-Probe Incorporated (adopted effective as of February 8, 2012).

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